Supplement dated November 1, 2001
to the Advantus Series Fund, Inc.
Prospectus dated May 1,
2001


The section captioned "Portfolio
Performance" in the table for "Average
Annual Total Return -
Footnote 1" on page 12 of the Prospectus is supplemented as follows:

During prior reporting periods, the
Portfolio compared its annual total
return performance to a
blended index composed of 60 percent
Russell 1000 Growth Index and 40
percent Lehman
Brothers Aggregate Bond Index.  The
Portfolio now compares its performance
to a blended
index composed of 60 percent S&P 500
Index and 40 percent Lehman Brothers
Aggregate Bond
Index.  The S&P 500 Index includes
large cap growth and large cap value
equities and better reflects the range
of equity securities held by the Portfolio.
The section captioned "Investing in the Fund
- Managing the Portfolios" on page 57 of the Prospectus is supplemented as follows:
Effective November 1, 2001, Matthew D. Finn joined Wayne R. Schmidt as the co-portfolio manager of the Asset Allocation Portfolio.
Mr. Finn has been Vice President and Head of
Equities with Advantus Capital since July 1,
2001.  Mr. Finn was formerly Senior Vice
President and Chief Investment Officer
- Growth and Income Group, Evergreen
Investment Management, Inc. March 1998
to June 2001, and Vice President and
Investment Officer of Advantus Capital
from April 1994 to March 1998.
Investors should retain this supplement
for future reference.
F. 56909 11-2001